OSI ETF Trust
O’Shares U.S. Quality Dividend ETF (OUSA)
O’Shares U.S. Small Cap Quality Dividend ETF (OUSM)
O’Shares Global Internet Giants ETF (OGIG)
O’Shares Europe Quality Dividend ETF (OEUR)
(each, a “Fund,” and collectively, the “Funds”)

Supplement dated September 30, 2020
To the Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2019, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Funds listed above.
Effective on or about the open of trading on October 19, 2020 (the “Effective Date”), the primary listing exchange for each of the Fund’s shares will be changed from NYSE Arca, Inc. to Cboe BZX Exchange, Inc. As such, all references in the Funds’ Prospectus and SAI to NYSE Arca, Inc. as the primary listing exchange for each of the Fund’s shares will be replaced with Cboe BZX Exchange, Inc. on the Effective Date.

Please keep this Supplement for future reference.